UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On February 15, 2005, the Registrant announced its financial results for the quarter ended December 31, 2004.  A copy of the press release announcing the Registrant's results for the quarter ended December 31, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01

Regulation FD Disclosure

On February 16, 2005, the Registrant was issued a research report discussing its financial results for the first quarter ended December 31, 2004. A transcript of this report is attached hereto as Exhibit 99.2, and incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibits 99.2, referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Wall Street Research Update Report

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

February 18, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer